EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement

Financial Information
as of June 30, 2020

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch Capital”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital.

Contacts
Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archcapservices.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2019 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Watford Holdings Ltd. In accordance with GAAP, the Company consolidates the results of Watford Holdings Ltd. (“Watford”) in its financial statements, although it only owns approximately 13% of Watford’s outstanding common equity at June 30, 2020. Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the potential replacement of LIBOR and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	Change	2020	2019	Change
Underwriting results:
Gross premiums written	$2,206,410	$1,829,829	20.6%	$4,904,947	$3,810,282	28.7%
Net premiums written	1,562,455	1,325,528	17.9%	3,513,001	2,705,400	29.9%
Net premiums earned	1,533,819	1,312,409	16.9%	3,138,224	2,535,181	23.8%
Underwriting income (loss) (2)	(13,410)	297,727	(104.5)%	146,650	563,253	(74.0)%

Loss ratio	73.4%	50.0%	23.4	67.9%	49.9%	18.0
Acquisition expense ratio	15.1%	13.8%	1.3	14.6%	13.8%	0.8
Other operating expense ratio	12.7%	14.0%	(1.3)	13.3%	14.7%	(1.4)
Combined ratio	101.2%	77.8%	23.4	95.8%	78.4%	17.4

Net investment income	$101,031	$123,038	(17.9)%	$214,059	$244,287	(12.4)%
Per diluted share	$0.25	$0.30	(16.7)%	$0.52	$0.60	(13.3)%

Net income available to Arch common shareholders	$288,418	$458,551	(37.1)%	$422,132	$896,676	(52.9)%
Per diluted share	$0.71	$1.12	(36.6)%	$1.03	$2.19	(53.0)%

After-tax operating income available to Arch common shareholders (2)	$16,614	$317,433	(94.8)%	$206,370	$593,330	(65.2)%
Per diluted share	$0.04	$0.77	(94.8)%	$0.50	$1.45	(65.5)%

Comprehensive income (loss) available to Arch	$626,366	$637,458	(1.7)%	$580,336	$1,303,029	(55.5)%

Net cash provided by operating activities	$648,427	$431,865	50.1%	$1,234,383	$597,276	106.7%

Weighted average common shares and common share equivalents outstanding — diluted	408,119,681	410,899,483	(0.7)%	411,005,591	409,755,250	0.3%

Financial measures:
Change in book value per common share during period	5.8%	6.6%	(0.8)	4.5%	14.5%	(10.0)

Annualized return on average common equity	10.6%	19.0%	(8.4)	7.7%	19.2%	(11.5)
Annualized operating return on average common equity (2)	0.6%	13.1%	(12.5)	3.8%	12.7%	(8.9)

Total return on investments (3)	3.72%	2.37%	135 bps	2.82%	5.14%	-232 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Revenues
Net premiums written	$1,668,311	$2,137,246	$1,455,453	$1,613,457	$1,444,898	$3,805,557	$2,970,157
Change in unearned premiums	(2,957)	(392,802)	60,429	(175,434)	18,829	(395,759)	(137,564)
Net premiums earned	1,665,354	1,744,444	1,515,882	1,438,023	1,463,727	3,409,798	2,832,593
Net investment income	131,485	145,153	154,263	161,488	155,038	276,638	311,987
Net realized gains (losses)	556,588	(366,960)	40,830	61,355	120,757	189,628	261,013
Other underwriting income	6,667	6,852	6,757	3,326	5,953	13,519	14,778
Equity in net income (loss) of investment funds accounted for using the equity method	(65,119)	(4,209)	27,139	17,130	32,536	(69,328)	79,403
Other income (loss)	(3,140)	8,548	(1,317)	1,338	1,129	5,408	2,212
Total revenues	2,291,835	1,533,828	1,743,554	1,682,660	1,779,140	3,825,663	3,501,986

Expenses
Losses and loss adjustment expenses	(1,230,522)	(1,115,419)	(844,922)	(802,455)	(767,543)	(2,345,941)	(1,486,075)
Acquisition expenses	(254,789)	(247,283)	(221,888)	(211,120)	(210,089)	(502,072)	(407,937)
Other operating expenses	(209,249)	(234,544)	(204,408)	(196,512)	(198,914)	(443,793)	(400,077)
Corporate expenses	(17,920)	(20,796)	(26,837)	(17,061)	(18,251)	(38,716)	(36,213)
Amortization of intangible assets	(16,489)	(16,631)	(21,890)	(20,003)	(19,794)	(33,120)	(40,211)
Interest expense	(31,139)	(32,555)	(31,199)	(31,328)	(29,280)	(63,694)	(58,345)
Net foreign exchange gains (losses)	(39,211)	72,671	(52,306)	33,124	(4,952)	33,460	(1,427)
Total expenses	(1,799,319)	(1,594,557)	(1,403,450)	(1,245,355)	(1,248,823)	(3,393,876)	(2,430,285)

Income (loss) before income taxes	492,516	(60,729)	340,104	437,305	530,317	431,787	1,071,701
Income tax expense	(26,127)	(27,945)	(27,336)	(38,116)	(44,472)	(54,072)	(90,358)
Net income (loss)	466,389	(88,674)	312,768	399,189	485,845	377,715	981,343
Net (income) loss attributable to noncontrolling interests	(167,568)	232,791	13,616	(6,736)	(16,891)	65,223	(63,861)
Net income attributable to Arch	298,821	144,117	326,384	392,453	468,954	442,938	917,482
Preferred dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(20,806)	(20,806)
Net income available to Arch common shareholders	$288,418	$133,714	$315,981	$382,050	$458,551	$422,132	$896,676

Comprehensive income (loss) available to Arch	$626,366	$(46,030)	$326,760	$397,340	$637,458	$580,336	$1,303,029

Net income per common share and common share equivalent
Basic	$0.72	$0.33	$0.78	$0.95	$1.14	$1.05	$2.24
Diluted	$0.71	$0.32	$0.76	$0.92	$1.12	$1.03	$2.19

Weighted average common shares and common share equivalents outstanding
Basic	402,503,687	403,892,161	402,941,290	402,564,121	401,482,784	403,197,924	400,837,181
Diluted	408,119,681	414,033,570	414,124,920	413,180,201	410,899,483	411,005,591	409,755,250

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Assets
Investments:
Fixed maturities available for sale, at fair value	$17,207,731	$16,841,571	$16,894,526	$16,470,523	$15,881,732
Short-term investments available for sale, at fair value	2,277,866	944,531	956,546	751,989	821,961
Collateral received under securities lending, at fair value	473,790	182,284	388,376	430,263	450,320
Equity securities, at fair value	1,257,317	1,181,903	838,925	550,485	670,943
Investments accounted for using the fair value option	3,520,771	3,310,517	3,663,477	3,838,243	3,721,035
Investments accounted for using the equity method	1,727,302	1,676,055	1,660,396	1,575,832	1,581,972
Total investments	26,464,777	24,136,861	24,402,246	23,617,335	23,127,963
Cash	854,259	882,284	726,230	880,099	605,316
Accrued investment income	102,064	118,089	117,937	116,196	119,252
Securities pledged under securities lending, at fair value	464,503	177,442	379,868	420,415	440,510
Premiums receivable	2,203,753	2,155,204	1,778,717	1,618,186	1,606,040
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	4,363,507	4,303,135	4,346,816	3,168,195	3,171,257
Contractholder receivables	2,179,124	2,140,724	2,119,460	2,094,683	2,102,544
Ceded unearned premiums	1,364,603	1,357,284	1,234,683	1,168,258	1,136,728
Deferred acquisition costs	714,531	708,848	633,400	622,028	600,740
Receivable for securities sold	167,281	221,573	24,133	50,615	164,592
Goodwill and intangible assets	688,490	705,450	738,083	624,500	641,010
Other assets	1,632,756	1,509,232	1,383,788	1,192,093	1,135,718
Total assets	$41,199,648	$38,416,126	$37,885,361	$35,572,603	$34,851,670

Liabilities
Reserve for losses and loss adjustment expenses	$15,044,874	$14,309,580	$13,891,842	$12,389,384	$12,230,316
Unearned premiums	4,827,445	4,817,191	4,339,549	4,243,372	4,056,860
Reinsurance balances payable	793,467	737,597	667,072	601,891	531,990
Contractholder payables	2,185,414	2,149,762	2,119,460	2,094,683	2,102,544
Collateral held for insured obligations	208,449	211,597	206,698	205,449	237,056
Senior notes	2,860,733	1,871,869	1,871,626	1,871,386	1,733,865
Revolving credit agreement borrowings	335,587	500,587	484,287	490,720	491,006
Securities lending payable	473,783	182,274	388,366	430,255	450,312
Payable for securities purchased	275,257	327,359	87,579	176,130	294,109
Other liabilities	1,467,739	1,392,905	1,513,330	1,007,524	904,438
Total liabilities	28,472,748	26,500,721	25,569,809	23,510,794	23,032,496

Redeemable noncontrolling interests	55,986	55,376	55,404	48,789	206,475

Shareholders’ equity
Non-cumulative preferred shares	780,000	780,000	780,000	780,000	780,000
Common shares	642	642	638	638	638
Additional paid-in capital	1,935,514	1,921,487	1,889,683	1,864,468	1,847,949
Retained earnings	11,420,686	11,132,268	11,021,006	10,705,025	10,322,975
Accumulated other comprehensive income (loss), net of deferred income tax	349,488	21,944	212,091	211,714	206,827
Common shares held in treasury, at cost	(2,494,505)	(2,489,097)	(2,406,047)	(2,403,749)	(2,401,037)
Total shareholders’ equity available to Arch	11,991,825	11,367,244	11,497,371	11,158,096	10,757,352
Non-redeemable noncontrolling interests	679,089	492,785	762,777	854,924	855,347
Total shareholders’ equity	12,670,914	11,860,029	12,260,148	12,013,020	11,612,699
Total liabilities, noncontrolling interests and shareholders’ equity	$41,199,648	$38,416,126	$37,885,361	$35,572,603	$34,851,670

Common shares and common share equivalents outstanding, net of treasury shares	405,970,251	405,609,867	405,619,201	405,230,531	404,887,534
Book value per common share (1)	$27.62	$26.10	$26.42	$25.61	$24.64

(1)	Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Non-cumulative preferred shares
Balance at beginning and end of period	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000	$780,000

Common shares
Balance at beginning of period	642	638	638	638	636	638	634
Common shares issued, net	—	4	—	—	2	4	4
Balance at end of period	642	642	638	638	638	642	638

Additional paid-in capital
Balance at beginning of period	1,921,487	1,889,683	1,864,468	1,847,949	1,819,605	1,889,683	1,793,781
Amortization of share-based compensation	13,160	28,050	11,862	12,775	13,607	41,210	39,515
All other	867	3,754	13,353	3,744	14,737	4,621	14,653
Balance at end of period	1,935,514	1,921,487	1,889,683	1,864,468	1,847,949	1,935,514	1,847,949

Retained earnings
Balance at beginning of period	11,132,268	11,021,006	10,705,025	10,322,975	9,864,424	11,021,006	9,426,299
Cumulative effect of an accounting change (1)	—	(22,452)	—	—	—	(22,452)	—
Balance at beginning of period, as adjusted	11,132,268	10,998,554	10,705,025	10,322,975	9,864,424	10,998,554	9,426,299
Net income	466,389	(88,674)	312,768	399,189	485,845	377,715	981,343
Amounts attributable to noncontrolling interests	(167,568)	232,791	13,616	(6,736)	(16,891)	65,223	(63,861)
Preferred share dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(20,806)	(20,806)
Balance at end of period	11,420,686	11,132,268	11,021,006	10,705,025	10,322,975	11,420,686	10,322,975

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	21,944	212,091	211,714	206,827	38,323	212,091	(178,720)
Change in unrealized appreciation (decline) in value of available-for-sale investments	305,338	(145,337)	(24,707)	21,566	164,425	160,001	375,805
Change in foreign currency translation adjustments	22,206	(44,810)	25,084	(16,679)	4,079	(22,604)	9,742
Balance at end of period	349,488	21,944	212,091	211,714	206,827	349,488	206,827

Common shares held in treasury, at cost
Balance at beginning of period	(2,489,097)	(2,406,047)	(2,403,749)	(2,401,037)	(2,388,392)	(2,406,047)	(2,382,167)
Shares repurchased for treasury	(5,408)	(83,050)	(2,298)	(2,712)	(12,645)	(88,458)	(18,870)
Balance at end of period	(2,494,505)	(2,489,097)	(2,406,047)	(2,403,749)	(2,401,037)	(2,494,505)	(2,401,037)

Total shareholders’ equity available to Arch	11,991,825	11,367,244	11,497,371	11,158,096	10,757,352	11,991,825	10,757,352
Non-redeemable noncontrolling interests	679,089	492,785	762,777	854,924	855,347	679,089	855,347
Total shareholders’ equity	$12,670,914	$11,860,029	$12,260,148	$12,013,020	$11,612,699	$12,670,914	$11,612,699

(1) Adoption of ASU 2016-13, “Financial Instruments - Credit Losses (Topic 326).”

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Operating Activities
Net income (loss)	$466,389	$(88,674)	$312,768	$399,189	$485,845	$377,715	$981,343
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(557,740)	362,964	(51,435)	(63,597)	(118,844)	(194,776)	(262,935)
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	96,350	29,034	24,899	6,808	(15,968)	125,384	(45,720)
Amortization of intangible assets	16,489	16,631	21,890	20,003	19,794	33,120	40,211
Share-based compensation	13,363	28,549	11,985	12,895	15,646	41,912	41,537
Changes in:
Reserve for losses and loss adjustment expenses, net	652,389	506,057	112,907	222,678	160,401	1,158,446	154,396
Unearned premiums, net	2,957	392,802	(60,429)	175,434	(18,829)	395,759	137,564
Premiums receivable	(45,181)	(418,457)	91,013	(26,715)	(16,913)	(463,638)	(302,050)
Deferred acquisition costs	(17,302)	(75,135)	(8,654)	(13,816)	(1,622)	(92,437)	(24,790)
Reinsurance balances payable	52,354	79,807	(32,770)	75,487	76,810	132,161	139,415
Other items, net	31,058	(223,124)	83,146	22,249	(109,194)	(192,066)	(146,447)
Net cash provided by operating activities	711,126	610,454	505,320	830,615	477,126	1,321,580	712,524
Investing Activities
Purchases of fixed maturity investments	(13,444,854)	(11,965,995)	(6,043,154)	(7,677,977)	(8,888,176)	(25,410,849)	(16,332,646)
Purchases of equity securities	(264,466)	(760,683)	(287,916)	(92,112)	(228,129)	(1,025,149)	(431,939)
Purchases of other investments	(273,221)	(228,471)	(455,620)	(337,862)	(352,470)	(501,692)	(677,063)
Proceeds from sales of fixed maturity investments	13,109,907	11,723,123	5,888,011	7,075,372	8,555,892	24,833,030	15,632,482
Proceeds from sales of equity securities	314,045	266,301	58,688	194,429	81,684	580,346	176,701
Proceeds from sales, redemptions and maturities of other investments	256,057	216,131	382,042	292,819	318,215	472,188	534,698
Proceeds from redemptions and maturities of fixed maturity investments	170,884	198,356	248,546	149,770	144,525	369,240	244,949
Net settlements of derivative instruments	(45,017)	195,488	(32,441)	4,722	57,964	150,471	87,701
Net (purchases) sales of short-term investments	(1,311,586)	(11,777)	(89,245)	(72,442)	(91,081)	(1,323,363)	201,520
Change in cash collateral related to securities lending	(405)	55,001	(69,183)	(600)	37,208	54,596	7,590
Purchases of fixed assets	(9,217)	(8,470)	(10,202)	(11,276)	(6,936)	(17,687)	(16,359)
Other	(33,821)	42,500	(145,533)	(28,375)	(80,847)	8,679	(174,578)
Net cash provided by (used for) investing activities	(1,531,694)	(278,496)	(556,007)	(503,532)	(452,151)	(1,810,190)	(746,944)
Financing Activities
Purchases of common shares under share repurchase program	—	(75,486)	—	—	—	(75,486)	(2,871)
Proceeds from common shares issued, net	(5,134)	(4,527)	5,685	1,075	1,344	(9,661)	(557)
Proceeds from borrowings	988,618	16,300	—	137,283	3,800	1,004,918	62,800
Repayments of borrowings	(165,000)	—	(21,644)	—	(1,500)	(165,000)	(27,538)
Change in cash collateral related to securities lending	405	(55,001)	69,183	600	(37,208)	(54,596)	(7,590)
Change in third party investment in non-redeemable noncontrolling interests	—	(2,867)	(75,056)	—	—	(2,867)	—
Change in third party investment in redeemable noncontrolling interests	—	—	(8)	(161,874)	—	—	—
Dividends paid to redeemable noncontrolling interests	(1,359)	(1,181)	(1,107)	(2,414)	(4,497)	(2,540)	(8,994)
Other	(1,294)	(1,331)	(816)	(1,678)	(2,140)	(2,625)	(3,529)
Preferred dividends paid	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(20,806)	(20,806)
Net cash provided by (used for) financing activities	805,833	(134,496)	(34,166)	(37,411)	(50,604)	671,337	(9,085)
Effects of exchange rate changes on foreign currency cash and restricted cash	8,981	(30,723)	26,076	(10,272)	(1,512)	(21,742)	1,937
Increase (decrease) in cash and restricted cash	(5,754)	166,739	(58,777)	279,400	(27,141)	160,985	(41,568)
Cash and restricted cash, beginning of period	1,070,437	903,698	962,475	683,075	710,216	903,698	724,643
Cash and restricted cash, end of period	$1,064,683	$1,070,437	$903,698	$962,475	$683,075	$1,064,683	$683,075

Income taxes paid (received)	$3,023	$7,387	$62,398	$3,565	$76,166	$10,410	$43,500
Interest paid	$50,767	$6,647	$58,385	$7,702	$54,612	$57,414	$60,858

Net cash provided by operating activities, excluding the ‘other’ segment	$648,427	$585,956	$443,298	$769,486	$431,865	$1,234,383	$597,276

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of Arch Capital and the Chief Financial Officer of Arch Capital. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”) are approved as eligible mortgage insurers by Fannie Mae and Freddie Mac.

Corporate (Non-Underwriting) Segment

The corporate (non-underwriting) segment results include net investment income, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, items related to the Company’s non-cumulative preferred shares, net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. Such amounts exclude the results of the ‘other’ segment.

Other Segment

The ‘other’ segment includes the results of Watford. Subsidiaries of the Company act as Watford’s reinsurance and insurance underwriting managers while HPS Investment Partners, LLC manages Watford’s non-investment grade credit portfolios and the Company manages Watford’s investment grade portfolios, all under long term services agreements. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 13% of Watford’s common equity (listed on the Nasdaq Select Global Market under the ticker symbol “WTRE”). Watford has its own management and board of directors that is responsible for its own results and profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,030,362	$807,065	$369,144	$2,206,410	$157,927	$2,317,692
Premiums ceded	(358,101)	(241,971)	(44,044)	(643,955)	(52,071)	(649,381)
Net premiums written	672,261	565,094	325,100	1,562,455	105,856	1,668,311
Change in unearned premiums	15,648	(84,897)	40,613	(28,636)	25,679	(2,957)
Net premiums earned	687,909	480,197	365,713	1,533,819	131,535	1,665,354
Other underwriting income (loss)	—	(651)	6,450	5,799	868	6,667
Losses and loss adjustment expenses	(518,203)	(383,433)	(224,100)	(1,125,736)	(104,786)	(1,230,522)
Acquisition expenses	(107,671)	(90,522)	(34,052)	(232,245)	(22,544)	(254,789)
Other operating expenses	(118,757)	(38,716)	(37,574)	(195,047)	(14,202)	(209,249)
Underwriting income (loss)	$(56,722)	$(33,125)	$76,437	(13,410)	(9,129)	(22,539)

Net investment income				101,031	30,454	131,485
Net realized gains (losses)				385,089	171,499	556,588
Equity in net income (loss) of investment funds accounted for using the equity method				(65,119)	—	(65,119)
Other income				(3,140)	—	(3,140)
Corporate expenses (2)				(16,943)	—	(16,943)
Transaction costs and other (2)				(977)	—	(977)
Amortization of intangible assets				(16,489)	—	(16,489)
Interest expense				(25,130)	(6,009)	(31,139)
Net foreign exchange gains (losses)				(42,438)	3,227	(39,211)
Income (loss) before income taxes				302,474	190,042	492,516
Income tax (expense) benefit				(26,529)	402	(26,127)
Net income (loss)				275,945	190,444	466,389
Dividends attributable to redeemable noncontrolling interests				(934)	(1,036)	(1,970)
Amounts attributable to nonredeemable noncontrolling interests				—	(165,598)	(165,598)
Net income (loss) available to Arch				275,011	23,810	298,821
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$264,608	$23,810	$288,418

Underwriting Ratios
Loss ratio	75.3%	79.8%	61.3%	73.4%	79.7%	73.9%
Acquisition expense ratio	15.7%	18.9%	9.3%	15.1%	17.1%	15.3%
Other operating expense ratio	17.3%	8.1%	10.3%	12.7%	10.8%	12.6%
Combined ratio	108.3%	106.8%	80.9%	101.2%	107.6%	101.8%

Net premiums written to gross premiums written	65.2%	70.0%	88.1%	70.8%	67.0%	72.0%

Total investable assets				$24,531,194	$2,641,290	$27,172,484
Total assets				37,693,482	3,506,166	41,199,648
Total liabilities				25,787,697	2,685,051	28,472,748

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2019
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$919,925	$545,547	$364,465	$1,829,829	$161,978	$1,937,809
Premiums ceded	(292,095)	(169,457)	(42,857)	(504,301)	(42,608)	(492,911)
Net premiums written	627,830	376,090	321,608	1,325,528	119,370	1,444,898
Change in unearned premiums	(35,388)	(8,906)	31,175	(13,119)	31,948	18,829
Net premiums earned	592,442	367,184	352,783	1,312,409	151,318	1,463,727
Other underwriting income (loss)	—	1,224	4,056	5,280	673	5,953
Losses and loss adjustment expenses	(389,172)	(240,958)	(25,997)	(656,127)	(111,416)	(767,543)
Acquisition expenses	(91,094)	(56,785)	(32,654)	(180,533)	(29,556)	(210,089)
Other operating expenses	(109,523)	(33,960)	(39,819)	(183,302)	(15,612)	(198,914)
Underwriting income (loss)	$2,653	$36,705	$258,369	297,727	(4,593)	293,134

Net investment income				123,038	32,000	155,038
Net realized gains (losses)				125,063	(4,306)	120,757
Equity in net income (loss) of investment funds accounted for using the equity method				32,536	—	32,536
Other income (loss)				1,129	—	1,129
Corporate expenses (2)				(16,073)	—	(16,073)
Transaction costs and other (2)				(2,178)	—	(2,178)
Amortization of intangible assets				(19,794)	—	(19,794)
Interest expense				(23,375)	(5,905)	(29,280)
Net foreign exchange gains (losses)				(6,190)	1,238	(4,952)
Income (loss) before income taxes				511,883	18,434	530,317
Income tax (expense) benefit				(44,452)	(20)	(44,472)
Net income (loss)				467,431	18,414	485,845
Dividends attributable to redeemable noncontrolling interests				—	(4,590)	(4,590)
Amounts attributable to nonredeemable noncontrolling interests				—	(12,301)	(12,301)
Net income (loss) available to Arch				467,431	1,523	468,954
Preferred dividends				(10,403)	—	(10,403)
Net income (loss) available to Arch common shareholders				$457,028	$1,523	$458,551

Underwriting Ratios
Loss ratio	65.7%	65.6%	7.4%	50.0%	73.6%	52.4%
Acquisition expense ratio	15.4%	15.5%	9.3%	13.8%	19.5%	14.4%
Other operating expense ratio	18.5%	9.2%	11.3%	14.0%	10.3%	13.6%
Combined ratio	99.6%	90.3%	28.0%	77.8%	103.4%	80.4%

Net premiums written to gross premiums written	68.2%	68.9%	88.2%	72.4%	73.7%	74.6%

Total investable assets				$20,776,663	$2,768,466	$23,545,129
Total assets				31,418,142	3,433,528	34,851,670
Total liabilities				20,781,438	2,251,058	23,032,496

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2020
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$2,238,007	$1,929,584	$738,089	$4,904,947	$392,829	$5,150,522
Premiums ceded	(736,998)	(567,310)	(88,371)	(1,391,946)	(100,273)	(1,344,965)
Net premiums written	1,501,009	1,362,274	649,718	3,513,001	292,556	3,805,557
Change in unearned premiums	(97,181)	(338,617)	61,021	(374,777)	(20,982)	(395,759)
Net premiums earned	1,403,828	1,023,657	710,739	3,138,224	271,574	3,409,798
Other underwriting income (loss)	—	1,469	11,049	12,518	1,001	13,519
Losses and loss adjustment expenses	(1,025,311)	(813,502)	(291,666)	(2,130,479)	(215,462)	(2,345,941)
Acquisition expenses	(215,008)	(170,128)	(72,588)	(457,724)	(44,348)	(502,072)
Other operating expenses	(248,406)	(84,013)	(83,470)	(415,889)	(27,904)	(443,793)
Underwriting income (loss)	$(84,897)	$(42,517)	$274,064	146,650	(15,139)	131,511

Net investment income				214,059	62,579	276,638
Net realized gains (losses)				312,980	(123,352)	189,628
Equity in net income (loss) of investment funds accounted for using the equity method				(69,328)	—	(69,328)
Other income (loss)				5,408	—	5,408
Corporate expenses (2)				(35,144)	—	(35,144)
Transaction costs and other (2)				(3,572)	—	(3,572)
Amortization of intangible assets				(33,120)	—	(33,120)
Interest expense				(50,375)	(13,319)	(63,694)
Net foreign exchange gains (losses)				20,869	12,591	33,460
Income (loss) before income taxes				508,427	(76,640)	431,787
Income tax (expense) benefit				(54,474)	402	(54,072)
Net income (loss)				453,953	(76,238)	377,715
Dividends attributable to redeemable noncontrolling interests				(991)	(2,132)	(3,123)
Amounts attributable to nonredeemable noncontrolling interests				—	68,346	68,346
Net income (loss) available to Arch				452,962	(10,024)	442,938
Preferred dividends				(20,806)	—	(20,806)
Net income (loss) available to Arch common shareholders				$432,156	$(10,024)	$422,132

Underwriting Ratios
Loss ratio	73.0%	79.5%	41.0%	67.9%	79.3%	68.8%
Acquisition expense ratio	15.3%	16.6%	10.2%	14.6%	16.3%	14.7%
Other operating expense ratio	17.7%	8.2%	11.7%	13.3%	10.3%	13.0%
Combined ratio	106.0%	104.3%	62.9%	95.8%	105.9%	96.5%

Net premiums written to gross premiums written	67.1%	70.6%	88.0%	71.6%	74.5%	73.9%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2019
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,861,879	$1,228,402	$720,515	$3,810,282	$348,667	$4,015,688
Premiums ceded	(612,717)	(401,024)	(91,655)	(1,104,882)	(83,910)	(1,045,531)
Net premiums written	1,249,162	827,378	628,860	2,705,400	264,757	2,970,157
Change in unearned premiums	(103,215)	(113,829)	46,825	(170,219)	32,655	(137,564)
Net premiums earned	1,145,947	713,549	675,685	2,535,181	297,412	2,832,593
Other underwriting income (loss)	—	5,601	7,912	13,513	1,265	14,778
Losses and loss adjustment expenses	(745,895)	(480,768)	(37,146)	(1,263,809)	(222,266)	(1,486,075)
Acquisition expenses	(173,918)	(111,111)	(64,326)	(349,355)	(58,582)	(407,937)
Other operating expenses	(222,919)	(69,664)	(79,694)	(372,277)	(27,800)	(400,077)
Underwriting income (loss)	$3,215	$57,607	$502,431	563,253	(9,971)	553,282

Net investment income				244,287	67,700	311,987
Net realized gains (losses)				236,187	24,826	261,013
Net impairment losses recognized in earnings				—	—	—
Equity in net income (loss) of investment funds accounted for using the equity method				79,403	—	79,403
Other income (loss)				2,212	—	2,212
Corporate expenses (2)				(32,845)	—	(32,845)
Transaction costs and other (2)				(3,368)	—	(3,368)
Amortization of intangible assets				(40,211)	—	(40,211)
Interest expense				(46,857)	(11,488)	(58,345)
Net foreign exchange gains (losses)				(1,015)	(412)	(1,427)
Income (loss) before income taxes				1,001,046	70,655	1,071,701
Income tax (expense) benefit				(90,338)	(20)	(90,358)
Net income (loss)				910,708	70,635	981,343
Dividends attributable to redeemable noncontrolling interests				—	(9,178)	(9,178)
Amounts attributable to nonredeemable noncontrolling interests				—	(54,683)	(54,683)
Net income (loss) available to Arch				910,708	6,774	917,482
Preferred dividends				(20,806)	—	(20,806)
Net income (loss) available to Arch common shareholders				$889,902	$6,774	$896,676

Underwriting Ratios
Loss ratio	65.1%	67.4%	5.5%	49.9%	74.7%	52.5%
Acquisition expense ratio	15.2%	15.6%	9.5%	13.8%	19.7%	14.4%
Other operating expense ratio	19.5%	9.8%	11.8%	14.7%	9.3%	14.1%
Combined ratio	99.8%	92.8%	26.8%	78.4%	103.7%	81.0%

Net premiums written to gross premiums written	67.1%	67.4%	87.3%	71.0%	75.9%	74.0%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Gross premiums written	$1,030,362	$1,207,645	$1,040,240	$1,005,874	$919,925	$2,238,007	$1,861,879
Premiums ceded	(358,101)	(378,897)	(351,516)	(302,034)	(292,095)	(736,998)	(612,717)
Net premiums written	672,261	828,748	688,724	703,840	627,830	1,501,009	1,249,162
Change in unearned premiums	15,648	(112,829)	(42,927)	(98,504)	(35,388)	(97,181)	(103,215)
Net premiums earned	687,909	715,919	645,797	605,336	592,442	1,403,828	1,145,947
Losses and loss adjustment expenses	(518,203)	(507,108)	(446,798)	(422,782)	(389,172)	(1,025,311)	(745,895)
Acquisition expenses	(107,671)	(107,337)	(96,437)	(91,259)	(91,094)	(215,008)	(173,918)
Other operating expenses	(118,757)	(129,649)	(116,443)	(115,408)	(109,523)	(248,406)	(222,919)
Underwriting income (loss)	$(56,722)	$(28,175)	$(13,881)	$(24,113)	$2,653	$(84,897)	$3,215

Underwriting Ratios
Loss ratio	75.3%	70.8%	69.2%	69.8%	65.7%	73.0%	65.1%
Acquisition expense ratio	15.7%	15.0%	14.9%	15.1%	15.4%	15.3%	15.2%
Other operating expense ratio	17.3%	18.1%	18.0%	19.1%	18.5%	17.7%	19.5%
Combined ratio	108.3%	103.9%	102.1%	104.0%	99.6%	106.0%	99.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	12.5%	6.9%	0.9%	4.3%	0.4%	9.6%	0.2%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.3)%	(0.1)%	(0.4)%	(0.6)%	(0.2)%	(0.2)%	(0.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	96.1%	97.1%	101.6%	100.3%	99.4%	96.6%	99.9%

Net premiums written to gross premiums written	65.2%	68.6%	66.2%	70.0%	68.2%	67.1%	67.1%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2020		2020		2019		2019		2019		2020		2019
Net premiums written
Property, energy, marine and aviation	$159,801	23.8%	$127,585	15.4%	$95,849	13.9%	$97,966	13.9%	$103,819	16.5%	$287,386	19.1%	$174,305	14.0%
Professional lines (1)	157,899	23.5%	169,118	20.4%	145,841	21.2%	137,569	19.5%	121,679	19.4%	327,017	21.8%	250,913	20.1%
Programs	104,930	15.6%	112,532	13.6%	96,653	14.0%	120,039	17.1%	108,671	17.3%	217,462	14.5%	209,843	16.8%
Construction and national accounts	57,144	8.5%	115,999	14.0%	114,437	16.6%	98,522	14.0%	60,888	9.7%	173,143	11.5%	156,243	12.5%
Excess and surplus casualty (2)	64,703	9.6%	65,419	7.9%	61,549	8.9%	62,843	8.9%	58,466	9.3%	130,122	8.7%	103,631	8.3%
Travel, accident and health	27,997	4.2%	126,046	15.2%	65,337	9.5%	75,192	10.7%	76,537	12.2%	154,043	10.3%	164,641	13.2%
Lenders products	23,690	3.5%	33,292	4.0%	35,915	5.2%	31,005	4.4%	22,373	3.6%	56,982	3.8%	44,788	3.6%
Other (3)	76,097	11.3%	78,757	9.5%	73,143	10.6%	80,704	11.5%	75,397	12.0%	154,854	10.3%	144,798	11.6%
Total	$672,261	100.0%	$828,748	100.0%	$688,724	100.0%	$703,840	100.0%	$627,830	100.0%	$1,501,009	100.0%	$1,249,162	100.0%

Underwriting location
United States	$453,215	67.4%	$602,677	72.7%	$507,193	73.6%	$532,808	75.7%	$471,664	75.1%	$1,055,892	70.3%	$943,475	75.5%
Europe	181,566	27.0%	196,042	23.7%	151,182	22.0%	145,512	20.7%	129,869	20.7%	377,608	25.2%	262,520	21.0%
Other	37,480	5.6%	30,029	3.6%	30,349	4.4%	25,520	3.6%	26,297	4.2%	67,509	4.5%	43,167	3.5%
Total	$672,261	100.0%	$828,748	100.0%	$688,724	100.0%	$703,840	100.0%	$627,830	100.0%	$1,501,009	100.0%	$1,249,162	100.0%

Net premiums earned
Property, energy, marine and aviation	$120,781	17.6%	$111,183	15.5%	$90,087	13.9%	$80,246	13.3%	$68,995	11.6%	$231,964	16.5%	$128,633	11.2%
Professional lines (1)	154,812	22.5%	151,700	21.2%	133,423	20.7%	135,343	22.4%	115,667	19.5%	306,512	21.8%	230,458	20.1%
Programs	108,464	15.8%	108,878	15.2%	109,498	17.0%	104,432	17.3%	102,687	17.3%	217,342	15.5%	200,173	17.5%
Construction and national accounts	91,605	13.3%	99,700	13.9%	91,489	14.2%	81,472	13.5%	76,795	13.0%	191,305	13.6%	152,726	13.3%
Excess and surplus casualty (2)	60,966	8.9%	65,097	9.1%	56,397	8.7%	53,991	8.9%	47,858	8.1%	126,063	9.0%	90,227	7.9%
Travel, accident and health	52,117	7.6%	77,375	10.8%	67,922	10.5%	81,952	13.5%	83,636	14.1%	129,492	9.2%	155,211	13.5%
Lenders products (4)	23,111	3.4%	25,343	3.5%	25,001	3.9%	(5,724)	(0.9)%	23,570	4.0%	48,454	3.5%	46,802	4.1%
Other (3)	76,053	11.1%	76,643	10.7%	71,980	11.1%	73,624	12.2%	73,234	12.4%	152,696	10.9%	141,717	12.4%
Total	$687,909	100.0%	$715,919	100.0%	$645,797	100.0%	$605,336	100.0%	$592,442	100.0%	$1,403,828	100.0%	$1,145,947	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.
(4)    Reflects a change in earning patterns on certain business in the 2019 third quarter.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Gross premiums written	$807,065	$1,122,519	$432,249	$662,572	$545,547	$1,929,584	$1,228,402
Premiums ceded	(241,971)	(325,339)	(93,380)	(226,096)	(169,457)	(567,310)	(401,024)
Net premiums written	565,094	797,180	338,869	436,476	376,090	1,362,274	827,378
Change in unearned premiums	(84,897)	(253,720)	50,116	(72,621)	(8,906)	(338,617)	(113,829)
Net premiums earned	480,197	543,460	388,985	363,855	367,184	1,023,657	713,549
Other underwriting income (loss)	(651)	2,120	2,051	(1,208)	1,224	1,469	5,601
Losses and loss adjustment expenses	(383,433)	(430,069)	(260,182)	(270,379)	(240,958)	(813,502)	(480,768)
Acquisition expenses	(90,522)	(79,606)	(65,528)	(62,393)	(56,785)	(170,128)	(111,111)
Other operating expenses	(38,716)	(45,297)	(39,287)	(32,533)	(33,960)	(84,013)	(69,664)
Underwriting income (loss)	$(33,125)	$(9,392)	$26,039	$(2,658)	$36,705	$(42,517)	$57,607

Underwriting Ratios
Loss ratio	79.8%	79.1%	66.9%	74.3%	65.6%	79.5%	67.4%
Acquisition expense ratio	18.9%	14.6%	16.8%	17.1%	15.5%	16.6%	15.6%
Other operating expense ratio	8.1%	8.3%	10.1%	8.9%	9.2%	8.2%	9.8%
Combined ratio	106.8%	102.0%	93.8%	100.3%	90.3%	104.3%	92.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	25.3%	12.7%	6.4%	11.5%	1.2%	18.6%	1.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(6.0)%	(2.0)%	(4.9)%	(4.0)%	(3.1)%	(3.9)%	(1.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	87.5%	91.3%	92.3%	92.8%	92.2%	89.6%	92.5%

Net premiums written to gross premiums written	70.0%	71.0%	78.4%	65.9%	68.9%	70.6%	67.4%

(1)	See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2020		2020		2019		2019		2019		2020		2019
Net premiums written
Property excluding property catastrophe	$163,639	29.0%	$158,924	19.9%	$85,859	25.3%	$118,671	27.2%	$96,050	25.5%	$322,563	23.7%	$198,790	24.0%
Property catastrophe	117,676	20.8%	89,092	11.2%	37,069	10.9%	23,597	5.4%	46,594	12.4%	206,768	15.2%	49,977	6.0%
Other specialty (1)	117,375	20.8%	284,952	35.7%	103,254	30.5%	94,072	21.6%	129,174	34.3%	402,327	29.5%	269,651	32.6%
Casualty (2)	105,049	18.6%	190,880	23.9%	85,063	25.1%	178,802	41.0%	78,025	20.7%	295,929	21.7%	246,509	29.8%
Marine and aviation	32,372	5.7%	49,785	6.2%	11,921	3.5%	10,181	2.3%	15,619	4.2%	82,157	6.0%	31,577	3.8%
Other (3)	28,983	5.1%	23,547	3.0%	15,703	4.6%	11,153	2.6%	10,628	2.8%	52,530	3.9%	30,874	3.7%
Total	$565,094	100.0%	$797,180	100.0%	$338,869	100.0%	$436,476	100.0%	$376,090	100.0%	$1,362,274	100.0%	$827,378	100.0%

Underwriting location
Bermuda	$240,451	42.6%	$333,619	41.8%	$116,974	34.5%	$190,998	43.8%	$159,147	42.3%	$574,070	42.1%	$270,646	32.7%
United States	162,027	28.7%	187,466	23.5%	119,003	35.1%	145,231	33.3%	109,296	29.1%	349,493	25.7%	265,709	32.1%
Europe and other	162,616	28.8%	276,095	34.6%	102,892	30.4%	100,247	23.0%	107,647	28.6%	438,711	32.2%	291,023	35.2%
Total	$565,094	100.0%	$797,180	100.0%	$338,869	100.0%	$436,476	100.0%	$376,090	100.0%	$1,362,274	100.0%	$827,378	100.0%

Net premiums earned
Property excluding property catastrophe	$124,019	25.8%	$112,652	20.7%	$103,212	26.5%	$90,358	24.8%	$85,479	23.3%	$236,671	23.1%	$169,271	23.7%
Property catastrophe	55,226	11.5%	53,000	9.8%	31,048	8.0%	22,617	6.2%	18,537	5.0%	108,226	10.6%	37,269	5.2%
Other specialty (1)	123,006	25.6%	203,385	37.4%	108,074	27.8%	112,349	30.9%	136,573	37.2%	326,391	31.9%	258,094	36.2%
Casualty (2)	132,756	27.6%	135,071	24.9%	118,258	30.4%	116,242	31.9%	103,164	28.1%	267,827	26.2%	194,788	27.3%
Marine and aviation	24,960	5.2%	24,858	4.6%	12,919	3.3%	11,798	3.2%	12,498	3.4%	49,818	4.9%	23,557	3.3%
Other (3)	20,230	4.2%	14,494	2.7%	15,474	4.0%	10,491	2.9%	10,933	3.0%	34,724	3.4%	30,570	4.3%
Total	$480,197	100.0%	$543,460	100.0%	$388,985	100.0%	$363,855	100.0%	$367,184	100.0%	$1,023,657	100.0%	$713,549	100.0%

(1)    Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.
(2)      Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.
(3)     Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Gross premiums written	$369,144	$368,945	$370,658	$375,092	$364,465	$738,089	$720,515
Premiums ceded	(44,044)	(44,327)	(55,151)	(57,703)	(42,857)	(88,371)	(91,655)
Net premiums written	325,100	324,618	315,507	317,389	321,608	649,718	628,860
Change in unearned premiums	40,613	20,408	32,148	25,611	31,175	61,021	46,825
Net premiums earned	365,713	345,026	347,655	343,000	352,783	710,739	675,685
Other underwriting income (1)	6,450	4,599	4,138	3,955	4,056	11,049	7,912
Losses and loss adjustment expenses	(224,100)	(67,566)	(3,287)	(13,080)	(25,997)	(291,666)	(37,146)
Acquisition expenses	(34,052)	(38,536)	(35,597)	(34,396)	(32,654)	(72,588)	(64,326)
Other operating expenses	(37,574)	(45,896)	(36,395)	(37,003)	(39,819)	(83,470)	(79,694)
Underwriting income	$76,437	$197,627	$276,514	$262,476	$258,369	$274,064	$502,431

Underwriting Ratios
Loss ratio	61.3%	19.6%	0.9%	3.8%	7.4%	41.0%	5.5%
Acquisition expense ratio	9.3%	11.2%	10.2%	10.0%	9.3%	10.2%	9.5%
Other operating expense ratio	10.3%	13.3%	10.5%	10.8%	11.3%	11.7%	11.8%
Combined ratio	80.9%	44.1%	21.6%	24.6%	28.0%	62.9%	26.8%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(1.8)%	(9.4)%	(9.6)%	(6.5)%	(0.9)%	(8.8)%
Combined ratio excluding prior year development (2)	81.0%	45.9%	31.0%	34.2%	34.5%	63.8%	35.6%

Net premiums written to gross premiums written	88.1%	88.0%	85.1%	84.6%	88.2%	88.0%	87.3%

Net premiums written by underwriting location
United States	$261,124	$264,108	$258,512	$260,202	$258,774	$525,232	$514,154
Other	63,976	60,510	56,995	57,187	62,834	124,486	114,706
Total	$325,100	$324,618	$315,507	$317,389	$321,608	$649,718	$628,860
United States %	80.3%	81.4%	81.9%	82.0%	80.5%	80.8%	81.8%
Other %	19.7%	18.6%	18.1%	18.0%	19.5%	19.2%	18.2%
(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$276,643	65.9%	$284,203	68.9%	$287,150	68.7%	$284,496	69.7%	$279,297	69.1%
Mortgage reinsurance	27,457	6.5%	24,335	5.9%	26,768	6.4%	25,440	6.2%	26,286	6.5%
Other (2)	115,803	27.6%	103,731	25.2%	104,346	24.9%	98,054	24.0%	98,335	24.3%
Total	$419,903	100.0%	$412,269	100.0%	$418,264	100.0%	$407,990	100.0%	$403,918	100.0%
Risk In Force (RIF) (3)
U.S. primary mortgage insurance	$70,200	91.0%	$72,566	92.0%	$73,388	91.9%	$72,916	92.0%	$71,760	91.8%
Mortgage reinsurance	2,116	2.7%	1,961	2.5%	2,129	2.7%	2,086	2.6%	2,182	2.8%
Other (2)	4,795	6.2%	4,387	5.6%	4,380	5.5%	4,216	5.3%	4,260	5.4%
Total	$77,111	100.0%	$78,914	100.0%	$79,897	100.0%	$79,218	100.0%	$78,202	100.0%

Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$40,297	57.4%	$41,738	57.5%	$42,301	57.6%	$41,975	57.6%	$41,333	57.6%
680-739	24,346	34.7%	25,078	34.6%	25,240	34.4%	25,013	34.3%	24,488	34.1%
620-679	5,188	7.4%	5,368	7.4%	5,444	7.4%	5,501	7.5%	5,494	7.7%
<620	369	0.5%	382	0.5%	403	0.5%	427	0.6%	445	0.6%
Total	$70,200	100.0%	$72,566	100.0%	$73,388	100.0%	$72,916	100.0%	$71,760	100.0%
Weighted average FICO score	743		743		743		743		743

Total RIF by Loan-To-Value (LTV):
95.01% and above	$8,859	12.6%	$9,060	12.5%	$9,064	12.4%	$8,948	12.3%	$8,535	11.9%
90.01% to 95.00%	37,830	53.9%	39,594	54.6%	40,136	54.7%	40,086	55.0%	39,777	55.4%
85.01% to 90.00%	20,071	28.6%	20,619	28.4%	20,890	28.5%	20,708	28.4%	20,419	28.5%
85.00% and below	3,440	4.9%	3,293	4.5%	3,298	4.5%	3,174	4.4%	3,029	4.2%
Total	$70,200	100.0%	$72,566	100.0%	$73,388	100.0%	$72,916	100.0%	$71,760	100.0%
Weighted average LTV	92.9%		93.0%		93.0%		93.1%		93.1%

Total RIF by State:
Texas	$5,560	7.9%	$5,683	7.8%	$5,678	7.7%	$5,599	7.7%	$5,509	7.7%
California	4,948	7.0%	5,106	7.0%	5,187	7.1%	4,984	6.8%	4,736	6.6%
Florida	3,737	5.3%	3,863	5.3%	3,887	5.3%	3,821	5.2%	3,699	5.2%
Georgia	2,861	4.1%	2,819	3.9%	2,753	3.8%	2,667	3.7%	2,599	3.6%
Virginia	2,656	3.8%	2,814	3.9%	2,881	3.9%	2,907	4.0%	2,916	4.1%
Illinois	2,643	3.8%	2,621	3.6%	2,616	3.6%	2,602	3.6%	2,536	3.5%
Minnesota	2,473	3.5%	2,509	3.5%	2,514	3.4%	2,480	3.4%	2,434	3.4%
North Carolina	2,459	3.5%	2,475	3.4%	2,470	3.4%	2,469	3.4%	2,462	3.4%
Washington	2,291	3.3%	2,426	3.3%	2,474	3.4%	2,466	3.4%	2,421	3.4%
Maryland	2,248	3.2%	2,376	3.3%	2,437	3.3%	2,443	3.4%	2,420	3.4%
Other	38,324	54.6%	39,874	54.9%	40,491	55.2%	40,478	55.5%	40,028	55.8%
Total	$70,200	100.0%	$72,566	100.0%	$73,388	100.0%	$72,916	100.0%	$71,760	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.4%		25.5%		25.6%		25.6%		25.7%
U.S. mortgage insurance total RIF, net of reinsurance (4)	$57,258		$58,693		$58,512		$57,768		$56,562
Analysts’ persistency (5)	66.6%		72.6%		75.7%		78.6%		80.9%
Risk-to-capital ratio -- Arch MI U.S. (6)	10.2:1		11.3:1		12.0:1		12.9:1		11.4:1
PMIER sufficiency ratio -- Arch MI U.S. (7)	161%		165%		161%		154%		163%

(1)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.         (4)    Total RIF for the U.S. mortgage insurance operations (see note 3) after external reinsurance.

(2)	Includes GSE credit risk-sharing transactions and international insurance business. (5) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied    (6)    Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for June 30, 2020).

by the insurance coverage percentage specified in the policy for insurance policies issued and    (7)    Calculated as available assets divided by required assets as defined within PMIERs (estimate for June 30, 2020).
after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.            There was approximately $1.35 billion of excess available assets at June 30, 2020.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$24,551		$16,778		$24,051		$25,313		$17,161

Total NIW by credit quality (FICO score):
>=740	$15,851	64.6%	$10,069	60.0%	$14,793	61.5%	$15,204	60.1%	$9,862	57.5%
680-739	7,781	31.7%	5,787	34.5%	8,092	33.6%	8,725	34.5%	6,139	35.8%
620-679	919	3.7%	922	5.5%	1,166	4.8%	1,384	5.5%	1,160	6.8%
Total	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%

Total NIW by LTV:
95.01% and above	$1,948	7.9%	$1,668	9.9%	$2,260	9.4%	$3,182	12.6%	$2,530	14.7%
90.01% to 95.00%	9,403	38.3%	7,199	42.9%	10,059	41.8%	10,409	41.1%	7,497	43.7%
85.01% to 90.00%	8,140	33.2%	5,329	31.8%	7,839	32.6%	7,762	30.7%	5,026	29.3%
85.00% and below	5,060	20.6%	2,582	15.4%	3,893	16.2%	3,960	15.6%	2,108	12.3%
Total	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%

Total NIW monthly vs. single:
Monthly	$23,391	95.3%	$15,692	93.5%	$22,707	94.4%	$23,358	92.3%	$15,935	92.9%
Single	1,160	4.7%	1,086	6.5%	1,344	5.6%	1,955	7.7%	1,226	7.1%
Total	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%

Total NIW purchase vs. refinance:
Purchase	$14,956	60.9%	$12,299	73.3%	$16,476	68.5%	$19,068	75.3%	$14,992	87.4%
Refinance	9,595	39.1%	4,479	26.7%	7,575	31.5%	6,245	24.7%	2,169	12.6%
Total	$24,551	100.0%	$16,778	100.0%	$24,051	100.0%	$25,313	100.0%	$17,161	100.0%

Ending number of policies in force (PIF) (3)	1,259,328		1,293,799		1,307,884		1,304,263		1,292,215

Rollforward of insured loans in default:
Beginning delinquent number of loans	18,414		20,163		19,243		18,761		19,827
Plus: new notices	58,374		9,419		10,289		10,111		8,906
Less: cures	(11,664)		(10,541)		(8,724)		(8,970)		(9,201)
Less: paid claims	(457)		(627)		(645)		(659)		(771)
Ending delinquent number of loans (3)	64,667		18,414		20,163		19,243		18,761

Ending percentage of loans in default (3)	5.14%		1.42%		1.54%		1.48%		1.45%

Losses:
Number of claims paid	457		627		645		659		771
Total paid claims (in thousands)	$20,101		$26,038		$25,253		$26,082		$32,025
Average per claim (in thousands)	$44.0		$41.5		$39.2		$39.6		$41.5
Severity (2)	96.3%		92.8%		94.0%		95.6%		95.1%

Average case reserve per default (in thousands)	$6.9		$14.4		$13.3		$14.7		$16.1

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.
(3)    Includes first lien primary and pool policies.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	June 30, 2020						December 31, 2019
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2010 and prior	25.5%	$15,538	5.6%	3,555	5.1%	11.62%	58.2%	$17,251	6.0%	3,990	5.4%	8.79%
2011	0.5%	1,350	0.5%	369	0.5%	3.85%	0.7%	1,678	0.6%	464	0.6%	1.59%
2012	1.5%	5,131	1.9%	1,418	2.0%	3.23%	1.3%	6,293	2.2%	1,753	2.4%	0.89%
2013	3.1%	10,009	3.6%	2,803	4.0%	3.47%	3.0%	12,276	4.3%	3,433	4.7%	0.99%
2014	2.7%	11,133	4.0%	3,068	4.4%	3.98%	2.4%	13,714	4.8%	3,778	5.1%	1.16%
2015	4.6%	20,749	7.5%	5,578	7.9%	3.79%	3.2%	25,788	9.0%	6,880	9.4%	0.87%
2016	10.5%	34,024	12.3%	8,950	12.7%	5.03%	7.6%	40,898	14.2%	10,670	14.5%	1.03%
2017	13.6%	35,019	12.7%	9,031	12.9%	5.62%	9.9%	43,896	15.3%	11,262	15.3%	1.00%
2018	15.2%	39,385	14.2%	9,969	14.2%	6.33%	11.2%	51,776	18.0%	13,086	17.8%	0.86%
2019	18.3%	63,647	23.0%	15,683	22.3%	4.63%	2.4%	73,580	25.6%	18,072	24.6%	0.14%
2020	4.5%	40,658	14.7%	9,776	13.9%	1.58%
Total	100.0%	$276,643	100.0%	$70,200	100.0%	5.14%	100.0%	$287,150	100.0%	$73,388	100.0%	1.54%

(1)	Total reserves for losses and loss adjustment expenses, net of recoverables, was $466.3 million at June 30, 2020, compared to $278.7 million at December 31, 2019.

(2)	The aggregate dollar amount of each insured mortgage loan’s current principal balance.

(3)
The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Gross premiums written	$2,206,410	$2,698,537	$1,842,071	$2,043,292	$1,829,829	$4,904,947	$3,810,282
Premiums ceded	(643,955)	(747,991)	(498,971)	(585,587)	(504,301)	(1,391,946)	(1,104,882)
Net premiums written	1,562,455	1,950,546	1,343,100	1,457,705	1,325,528	3,513,001	2,705,400
Change in unearned premiums	(28,636)	(346,141)	39,337	(145,514)	(13,119)	(374,777)	(170,219)
Net premiums earned	1,533,819	1,604,405	1,382,437	1,312,191	1,312,409	3,138,224	2,535,181
Other underwriting income (loss)	5,799	6,719	6,189	2,747	5,280	12,518	13,513
Losses and loss adjustment expenses	(1,125,736)	(1,004,743)	(710,267)	(706,241)	(656,127)	(2,130,479)	(1,263,809)
Acquisition expenses	(232,245)	(225,479)	(197,562)	(188,048)	(180,533)	(457,724)	(349,355)
Other operating expenses	(195,047)	(220,842)	(192,125)	(184,944)	(183,302)	(415,889)	(372,277)
Underwriting income (loss)	$(13,410)	$160,060	$288,672	$235,705	$297,727	$146,650	$563,253

Underwriting Ratios
Loss ratio	73.4%	62.6%	51.4%	53.8%	50.0%	67.9%	49.9%
Acquisition expense ratio	15.1%	14.1%	14.3%	14.3%	13.8%	14.6%	13.8%
Other operating expense ratio	12.7%	13.8%	13.9%	14.1%	14.0%	13.3%	14.7%
Combined ratio	101.2%	90.5%	79.6%	82.2%	77.8%	95.8%	78.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	13.5%	7.4%	2.2%	5.2%	0.5%	10.4%	0.6%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(2.0)%	(1.1)%	(4.0)%	(3.9)%	(2.7)%	(1.6)%	(2.8)%
Combined ratio excluding catastrophic activity and prior year development (1)	89.7%	84.2%	81.4%	80.9%	80.0%	87.0%	80.6%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$550,481	$530,012	$627,929	$508,364	$494,368	$1,080,493	$925,092
Change in unpaid losses and loss adjustment expenses	575,255	474,731	82,338	197,877	161,759	1,049,986	338,717
Total losses and loss adjustment expenses	$1,125,736	$1,004,743	$710,267	$706,241	$656,127	$2,130,479	$1,263,809

Net premiums written to gross premiums written	70.8%	72.3%	72.9%	71.3%	72.4%	71.6%	71.0%

(1)	See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(2,148)	$(776)	$(2,839)	$(3,934)	$(1,469)	$(2,924)	$(3,120)
Reinsurance	(28,933)	(10,960)	(19,081)	(14,716)	(11,251)	(39,893)	(9,671)
Mortgage	(306)	(6,101)	(32,763)	(33,031)	(22,797)	(6,407)	(59,419)
Total	$(31,387)	$(17,837)	$(54,683)	$(51,681)	$(35,517)	$(49,224)	$(72,210)
Impact on losses and loss adjustment expenses:
Insurance	$(2,518)	$(1,115)	$(4,403)	$(4,354)	$(2,607)	$(3,633)	$(7,033)
Reinsurance	(40,211)	(11,627)	(20,058)	(15,309)	(12,697)	(51,838)	(11,029)
Mortgage	(208)	(6,101)	(32,763)	(33,031)	(22,803)	(6,309)	(59,425)
Total	$(42,937)	$(18,843)	$(57,224)	$(52,694)	$(38,107)	$(61,780)	$(77,487)
Impact on acquisition expenses:
Insurance	$370	$339	$1,564	$420	$1,138	$709	$3,913
Reinsurance	11,278	667	977	593	1,446	11,945	1,358
Mortgage	(98)	—	—	—	6	(98)	6
Total	$11,550	$1,006	$2,541	$1,013	$2,590	$12,556	$5,277
Impact on combined ratio:
Insurance	(0.3)%	(0.1)%	(0.4)%	(0.6)%	(0.2)%	(0.2)%	(0.3)%
Reinsurance	(6.0)%	(2.0)%	(4.9)%	(4.0)%	(3.1)%	(3.9)%	(1.4)%
Mortgage	(0.1)%	(1.8)%	(9.4)%	(9.6)%	(6.5)%	(0.9)%	(8.8)%
Total	(2.0)%	(1.1)%	(4.0)%	(3.9)%	(2.7)%	(1.6)%	(2.8)%
Impact on loss ratio:
Insurance	(0.4)%	(0.2)%	(0.7)%	(0.7)%	(0.4)%	(0.3)%	(0.6)%
Reinsurance	(8.4)%	(2.1)%	(5.2)%	(4.2)%	(3.5)%	(5.1)%	(1.5)%
Mortgage	(0.1)%	(1.8)%	(9.4)%	(9.6)%	(6.5)%	(0.9)%	(8.8)%
Total	(2.8)%	(1.2)%	(4.1)%	(4.0)%	(2.9)%	(2.0)%	(3.1)%
Impact on acquisition expense ratio:
Insurance	0.1%	0.1%	0.3%	0.1%	0.2%	0.1%	0.3%
Reinsurance	2.4%	0.1%	0.3%	0.2%	0.4%	1.2%	0.1%
Mortgage	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total	0.8%	0.1%	0.1%	0.1%	0.2%	0.4%	0.3%

Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$85,929	$49,483	$5,531	$26,085	$2,565	$135,412	$2,619
Reinsurance	121,263	68,953	24,831	41,948	4,589	190,216	12,413
Total	$207,192	$118,436	$30,362	$68,033	$7,154	$325,628	$15,032
Impact on combined ratio:
Insurance	12.5%	6.9%	0.9%	4.3%	0.4%	9.6%	0.2%
Reinsurance	25.3%	12.7%	6.4%	11.5%	1.2%	18.6%	1.7%
Total	13.5%	7.4%	2.2%	5.2%	0.5%	10.4%	0.6%

Estimated impact of COVID-19 event, net of reinsurance and reinstatement premiums, included in current accident year catastrophic events (3)
Insurance	$78,059	$35,946	$—	$—	$—	$114,005	$—
Reinsurance	95,039	$50,700	—	—	—	145,739	—
Total	$173,098	$86,646	$—	$—	$—	$259,744	$—
Impact on combined ratio:
Insurance	11.3%	5.0%	0.0%	0.0%	0.0%	8.1%	0.0%
Reinsurance	19.8%	9.3%	0.0%	0.0%	0.0%	14.2%	0.0%
Total	11.3%	5.4%	0.0%	0.0%	0.0%	8.3%	0.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

(3)
Equals estimated losses for exposures through June 30, 2020 to the COVID-19 global pandemic, net of reinsurance and reinstatement premiums. The amounts represent a subset of the estimated losses for the current accident year catastrophic events.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2020		2020		2019		2019		2019
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$16,557,966	67.5%	$16,163,702	72.2%	$16,187,651	72.6%	$15,831,411	73.4%	$15,184,279	73.1%
Fixed maturities—fair value option (3)	375,793	1.5%	342,241	1.5%	337,860	1.5%	345,588	1.6%	348,298	1.7%
Fixed maturities pledged under securities lending agreements, at fair value	457,906	1.9%	177,442	0.8%	368,510	1.7%	409,795	1.9%	427,217	2.1%
Total fixed maturities	17,391,665	70.9%	16,683,385	74.6%	16,894,021	75.8%	16,586,794	76.9%	15,959,794	76.8%

Equity securities, at fair value	1,194,874	4.9%	1,118,734	5.0%	773,588	3.5%	506,998	2.4%	606,240	2.9%
Equity securities—fair value option (3)	31,197	0.1%	29,905	0.1%	42,896	0.2%	41,436	0.2%	47,367	0.2%
Equity securities pledged under securities lending agreements, at fair value	6,597	0.0%	—	0.0%	11,358	0.1%	10,620	0.0%	13,293	0.1%
Total equity securities	1,232,668	5.0%	1,148,639	5.1%	827,842	3.7%	559,054	2.6%	666,900	3.2%

Other investments—fair value option (3)	1,212,788	4.9%	1,153,737	5.2%	1,336,920	6.0%	1,369,554	6.4%	1,327,134	6.4%

Investments accounted for using the equity method (4)	1,727,302	7.0%	1,676,055	7.5%	1,660,396	7.5%	1,575,832	7.3%	1,581,972	7.6%

Short-term investments available for sale, at fair value	2,277,866	9.3%	944,531	4.2%	956,546	4.3%	751,989	3.5%	821,961	4.0%
Short-term investments—fair value option (3)	14,317	0.1%	52,548	0.2%	47,711	0.2%	33,369	0.2%	25,289	0.1%
Total short-term investments	2,292,183	9.3%	997,079	4.5%	1,004,257	4.5%	785,358	3.6%	847,250	4.1%

Cash	746,606	3.0%	785,704	3.5%	623,793	2.8%	799,709	3.7%	536,339	2.6%

Securities transactions entered into but not settled at the balance sheet date	(72,018)	(0.3)%	(68,747)	(0.3)%	(61,553)	(0.3)%	(110,213)	(0.5)%	(142,726)	(0.7)%
Total investable assets held by the Company	$24,531,194	100.0%	$22,375,852	100.0%	$22,285,676	100.0%	$21,566,088	100.0%	$20,776,663	100.0%

Average effective duration (in years)	3.18		3.19		3.40		3.64		3.52
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	1.85%		2.34%		2.55%		2.70%		2.87%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

Investable assets in ‘other’ segment:
Cash	$107,653	$96,580	$102,437	$80,390	$68,977
Investments accounted for using the fair value option	1,886,676	1,732,086	1,898,090	2,048,296	1,972,947
Fixed maturities available for sale, at fair value	649,765	677,869	706,875	639,112	697,453
Equity securities, at fair value	62,443	63,169	65,337	43,487	64,703
Securities sold but not yet purchased	(29,289)	(30,076)	(66,257)	(65,736)	(48,823)
Securities transactions entered into but not settled at the balance sheet date	(35,958)	(37,039)	(1,893)	(15,302)	13,209
Total investable assets included in ‘other’ segment	$2,641,290	$2,502,589	$2,704,589	$2,730,247	$2,768,466

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Composition of net investment income (1):
Fixed maturities	$91,491	$101,763	$108,885	$109,953	$111,335	$193,254	$221,986
Equity securities (dividends)	6,023	5,630	4,134	3,581	3,494	11,653	5,740
Short-term investments	897	3,385	3,464	3,432	3,448	4,282	7,746
Other (2)	17,825	20,479	19,211	24,170	20,115	38,304	43,059
Gross investment income	116,236	131,257	135,694	141,136	138,392	247,493	278,531
Investment expenses	(15,205)	(18,229)	(15,788)	(14,262)	(15,354)	(33,434)	(34,244)
Net investment income	$101,031	$113,028	$119,906	$126,874	$123,038	$214,059	$244,287
Per share	$0.25	$0.27	$0.29	$0.31	$0.30	$0.52	$0.60

Investment income yield, at amortized cost (1) (3):
Pre-tax	1.92%	2.20%	2.36%	2.58%	2.62%	2.08%	2.64%
After-tax	1.68%	1.91%	2.07%	2.31%	2.37%	1.81%	2.38%

Total return on investments (1) (4)	3.72%	(0.86)%	1.07%	1.00%	2.37%	2.82%	5.14%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Amounts include dividends and other distributions on investment funds, term loan investments funds held balances, cash balances and other.

(3)
Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.

(4)
Total return on investments includes net investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit loses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At June 30, 2020
Corporates	$7,309,416	$398,355	$(30,804)	$367,551	$(3,786)	$6,945,651	105.2%	42.0%
U.S. government and government agencies	4,976,127	62,761	(2,704)	60,057	—	4,916,070	101.2%	28.6%
Municipal bonds	515,222	25,117	(542)	24,575	(28)	490,675	105.0%	3.0%
Non-U.S. government securities	2,089,171	66,668	(37,337)	29,331	—	2,059,840	101.4%	12.0%
Asset-backed securities	1,511,117	31,276	(27,854)	3,422	(1,394)	1,509,089	100.1%	8.7%
Commercial mortgage-backed securities	396,813	7,603	(8,005)	(402)	(109)	397,324	99.9%	2.3%
Residential mortgage-backed securities	593,799	12,400	(2,769)	9,631	(201)	584,369	101.6%	3.4%
Total	$17,391,665	$604,180	$(110,015)	$494,165	$(5,518)	$16,903,018	102.9%	100.0%

At December 31, 2019
Corporates	$6,561,354	$189,917	$(12,752)	$177,165	$—	$6,384,189	102.8%	38.8%
U.S. government and government agencies	4,632,947	34,892	(9,997)	24,895	—	4,608,052	100.5%	27.4%
Municipal bonds	880,119	24,582	(2,213)	22,369	—	857,750	102.6%	5.2%
Non-U.S. government securities	1,995,813	45,019	(19,297)	25,722	—	1,970,091	101.3%	11.8%
Asset-backed securities	1,547,744	23,403	(4,028)	19,375	—	1,528,369	101.3%	9.2%
Commercial mortgage-backed securities	734,244	14,951	(2,330)	12,621	—	721,623	101.7%	4.3%
Residential mortgage-backed securities	541,800	9,651	(887)	8,764	—	533,036	101.6%	3.2%
Total	$16,894,021	$342,415	$(51,504)	$290,911	$—	$16,603,110	101.8%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2020		2020		2019		2019		2019
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$5,566,339	32.0%	$4,804,048	28.8%	$5,215,489	30.9%	$5,403,271	32.6%	$5,030,769	31.5%
AAA	3,035,513	17.5%	3,486,700	20.9%	3,392,341	20.1%	3,240,708	19.5%	3,325,260	20.8%
AA	1,818,693	10.5%	1,994,127	12.0%	2,115,828	12.5%	1,879,728	11.3%	1,831,265	11.5%
A	4,232,245	24.3%	3,937,053	23.6%	3,849,458	22.8%	3,648,581	22.0%	3,439,690	21.6%
BBB	1,874,332	10.8%	1,565,912	9.4%	1,495,467	8.9%	1,576,052	9.5%	1,465,219	9.2%
BB	406,342	2.3%	366,759	2.2%	355,803	2.1%	362,117	2.2%	361,389	2.3%
B	211,638	1.2%	205,181	1.2%	216,663	1.3%	210,824	1.3%	226,885	1.4%
Lower than B	51,273	0.3%	51,712	0.3%	56,865	0.3%	61,205	0.4%	60,858	0.4%
Not rated	195,290	1.1%	271,893	1.6%	196,107	1.2%	204,308	1.2%	218,459	1.4%
Total fixed maturities, at fair value	$17,391,665	100.0%	$16,683,385	100.0%	$16,894,021	100.0%	$16,586,794	100.0%	$15,959,794	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$350,520	2.0%	$459,191	2.8%	$443,914	2.6%	$571,738	3.4%	$457,207	2.9%
Due after one year through five years	9,730,262	55.9%	9,381,924	56.2%	9,875,925	58.5%	9,924,224	59.8%	9,559,981	59.9%
Due after five years through ten years	4,342,055	25.0%	3,416,637	20.5%	3,296,839	19.5%	3,052,774	18.4%	2,992,411	18.7%
Due after 10 years	467,099	2.7%	555,462	3.3%	453,555	2.7%	229,085	1.4%	245,868	1.5%
	14,889,936	85.6%	13,813,214	82.8%	14,070,233	83.3%	13,777,821	83.1%	13,255,467	83.1%
Mortgage-backed securities	593,799	3.4%	449,024	2.7%	541,800	3.2%	528,227	3.2%	513,760	3.2%
Commercial mortgage-backed securities	396,813	2.3%	781,417	4.7%	734,244	4.3%	754,306	4.5%	686,707	4.3%
Asset-backed securities	1,511,117	8.7%	1,639,730	9.8%	1,547,744	9.2%	1,526,440	9.2%	1,503,860	9.4%
Total fixed maturities, at fair value	$17,391,665	100.0%	$16,683,385	100.0%	$16,894,021	100.0%	$16,586,794	100.0%	$15,959,794	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector (1):

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2020		2020		2019		2019		2019
Sector:
Industrials	$4,650,615	63.6%	$3,903,927	58.5%	$3,639,891	55.5%	$3,588,041	55.2%	$3,311,161	52.7%
Financials	2,164,859	29.6%	2,400,415	35.9%	2,645,393	40.3%	2,612,883	40.2%	2,671,207	42.5%
Utilities	409,778	5.6%	321,022	4.8%	224,615	3.4%	237,042	3.6%	245,068	3.9%
Covered bonds	1,974	0.0%	2,662	0.0%	3,520	0.1%	2,543	0.0%	2,461	0.0%
All other (2)	82,190	1.1%	49,981	0.7%	47,935	0.7%	54,145	0.8%	52,000	0.8%
Total fixed maturities, at fair value	$7,309,416	100.0%	$6,678,007	100.0%	$6,561,354	100.0%	$6,494,654	100.0%	$6,281,897	100.0%

Credit quality distribution (3):
AAA	$76,923	1.1%	$86,420	1.3%	$95,559	1.5%	$95,340	1.5%	$91,266	1.5%
AA	894,495	12.2%	982,202	14.7%	1,035,817	15.8%	1,021,056	15.7%	1,053,860	16.8%
A	3,834,480	52.5%	3,480,871	52.1%	3,392,134	51.7%	3,240,957	49.9%	3,089,233	49.2%
BBB	1,773,620	24.3%	1,451,807	21.7%	1,355,868	20.7%	1,450,372	22.3%	1,344,247	21.4%
BB	388,112	5.3%	348,848	5.2%	334,264	5.1%	339,952	5.2%	334,068	5.3%
B	205,342	2.8%	198,828	3.0%	207,713	3.2%	201,352	3.1%	217,324	3.5%
Lower than B	27,865	0.4%	22,869	0.3%	22,233	0.3%	26,969	0.4%	22,758	0.4%
Not rated	108,579	1.5%	106,162	1.6%	117,766	1.8%	118,656	1.8%	129,141	2.1%
Total fixed maturities, at fair value	$7,309,416	100.0%	$6,678,007	100.0%	$6,561,354	100.0%	$6,494,654	100.0%	$6,281,897	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2020 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Bank of America Corporation	$295,236	4.0%	1.2%	A-/A2
Wells Fargo & Company	262,510	3.6%	1.1%	A-/A2
JPMorgan Chase & Co.	226,876	3.1%	0.9%	A-/A2
Apple Inc.	180,336	2.5%	0.7%	AA+/Aa1
Citigroup Inc.	150,811	2.1%	0.6%	BBB+/A3
Morgan Stanley	136,897	1.9%	0.6%	BBB+/A3
Comcast Corporation	115,873	1.6%	0.5%	A-/A3
International Business Machines Corporation	114,080	1.6%	0.5%	A/A2
Oracle Corporation	109,003	1.5%	0.4%	A/A3
The Goldman Sachs Group, Inc.	108,248	1.5%	0.4%	BBB+/A3
Total	$1,699,870	23.3%	6.9%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities at June 30, 2020 (1):

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential mortgage-backed securities	$560,870	$4,191	$324	$—	$—	$28,414	$593,799
Commercial mortgage-backed securities	29,342	291,169	29,621	10,227	15,376	21,078	396,813
Asset-backed securities	—	1,110,965	75,444	218,892	45,816	60,000	1,511,117
Total	$590,212	$1,406,325	$105,389	$229,119	$61,192	$109,492	$2,501,729

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, and transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions and Watford’s non-recurring listing expenses. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, the Company consolidates the results of Watford in its consolidated financial statements, although it only owns approximately 13% of Watford’s outstanding common equity. Watford has its own management and board of directors that is responsible for its own results and profitability. In addition, the Company does not guarantee or provide credit support for Watford. Because Watford is an independent company, the assets of Watford can be used only to settle obligations of Watford and Watford is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford is limited to its investment in Watford’s senior notes, common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate (non-underwriting) segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis, in accordance with Regulation G, is shown on pages 10 to 13.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Watford’s outstanding common equity:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Net income available to Arch common shareholders	$288,418	$133,714	$315,981	$382,050	$458,551	$422,132	$896,676
Net realized (gains) losses	(406,645)	109,364	(32,966)	(77,959)	(124,588)	(297,281)	(238,923)
Equity in net (income) loss of investment funds accounted for using the equity method	65,119	4,209	(27,139)	(17,130)	(32,536)	69,328	(79,403)
Net foreign exchange (gains) losses	42,032	(64,491)	39,832	(30,160)	6,054	(22,459)	1,060
Transaction costs and other	977	2,595	9,081	1,995	2,178	3,572	3,368
Income tax expense (benefit) (1)	26,713	4,365	3,568	2,156	7,774	31,078	10,552
After-tax operating income available to Arch common shareholders	$16,614	$189,756	$308,357	$260,952	$317,433	$206,370	$593,330

Diluted per common share results:
Net income available to Arch common shareholders	$0.71	$0.32	$0.76	$0.92	$1.12	$1.03	$2.19
Net realized (gains) losses	(1.00)	0.27	(0.08)	(0.19)	(0.31)	(0.72)	(0.59)
Equity in net (income) loss of investment funds accounted for using the equity method	0.16	0.01	(0.07)	(0.04)	(0.08)	0.17	(0.19)
Net foreign exchange (gains) losses	0.10	(0.16)	0.10	(0.07)	0.01	(0.06)	0.00
Transaction costs and other	0.00	0.01	0.02	0.00	0.01	0.01	0.01
Income tax expense (benefit) (1)	0.07	0.01	0.01	0.01	0.02	0.07	0.03
After-tax operating income available to Arch common shareholders	$0.04	$0.46	$0.74	$0.63	$0.77	$0.50	$1.45

Weighted average common shares and common share equivalents outstanding - diluted	408,119,681	414,033,570	414,124,920	413,180,201	410,899,483	411,005,591	409,755,250

Beginning common shareholders’ equity	$10,587,244	$10,717,371	$10,378,096	$9,977,352	$9,334,596	$10,717,371	$8,659,827
Ending common shareholders’ equity	11,211,825	10,587,244	10,717,371	10,378,096	9,977,352	11,211,825	9,977,352
Average common shareholders’ equity	$10,899,535	$10,652,308	$10,547,734	$10,177,724	$9,655,974	$10,964,598	$9,318,590

Annualized return on average common equity	10.6%	5.0%	12.0%	15.0%	19.0%	7.7%	19.2%
Annualized operating return on average common equity	0.6%	7.1%	11.7%	10.3%	13.1%	3.8%	12.7%

(1)
Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Arch Operating Income Components (1):
Income before income taxes	$302,474	$205,953	$355,837	$430,554	$511,883	$508,427	$1,001,046
Net realized (gains) losses	(385,089)	72,109	(31,836)	(80,014)	(125,063)	(312,980)	(236,187)
Equity in net (income) loss of investment funds accounted for using the equity method	65,119	4,209	(27,139)	(17,130)	(32,536)	69,328	(79,403)
Net foreign exchange (gains) losses	42,438	(63,307)	38,031	(29,794)	6,190	(20,869)	1,015
Transaction costs and other	43	2,538	9,081	1,995	2,178	2,581	3,368
Pre-tax operating income	24,985	221,502	343,974	305,611	362,652	246,487	689,839
Arch share of ‘other’ segment operating income (loss) (2)	1,798	2,237	(1,450)	1,704	1,863	4,035	4,085
Pre-tax operating income available to Arch (b)	26,783	223,739	342,524	307,315	364,515	250,522	693,924
Income tax expense (a)	234	(23,580)	(23,764)	(35,960)	(36,679)	(23,346)	(79,788)
After-tax operating income available to Arch	27,017	200,159	318,760	271,355	327,836	227,176	614,136
Preferred dividends	(10,403)	(10,403)	(10,403)	(10,403)	(10,403)	(20,806)	(20,806)
After-tax operating income available to Arch common shareholders	$16,614	$189,756	$308,357	$260,952	$317,433	$206,370	$593,330

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	(0.9)%	10.5%	6.9%	11.7%	10.1%	9.3%	11.5%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
Balances in ‘other’ segment:
Underwriting income (loss)	$(9,129)	$(6,010)	$(37,251)	$(4,443)	$(4,593)	$(15,139)	$(9,971)
Net investment income	30,454	32,125	34,357	34,614	32,000	62,579	67,700
Interest expense	(6,009)	(7,310)	(7,558)	(8,091)	(5,905)	(13,319)	(11,488)
Preferred dividends	(1,036)	(1,096)	(1,131)	(6,600)	(4,590)	(2,132)	(9,178)
Pre-tax operating income (loss) available to common shareholders	14,280	17,709	(11,583)	15,480	16,912	31,989	37,063
Arch ownership	13%	13%	13%	11%	11%	13%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$1,798	$2,237	$(1,450)	$1,704	$1,863	$4,035	$4,085

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Debt:
Arch Capital senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch Capital senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	—	—	—	—
Deferred debt costs on senior notes	(26,820)	(15,616)	(15,791)	(15,963)	(16,135)
Revolving credit agreement borrowings, due October 26, 2021 (variable)	—	—	—	—	—
Total debt	$2,723,180	$1,734,384	$1,734,209	$1,734,037	$1,733,865

Shareholders’ equity available to Arch:
Series E non-cumulative preferred shares (5.25%)	450,000	450,000	450,000	450,000	450,000
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Common shareholders’ equity (a)	11,211,825	10,587,244	10,717,371	10,378,096	9,977,352
Total shareholders’ equity available to Arch	$11,991,825	$11,367,244	$11,497,371	$11,158,096	$10,757,352

Total capital available to Arch	$14,715,005	$13,101,628	$13,231,580	$12,892,133	$12,491,217

Common shares outstanding, net of treasury shares (b)	405,970,251	405,609,867	405,619,201	405,230,531	404,887,534

Book value per common share (4) (a)/(b)	$27.62	$26.10	$26.42	$25.61	$24.64

Leverage ratios:
Senior notes/total capital available to Arch	18.5%	13.2%	13.1%	13.5%	13.9%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	18.5%	13.2%	13.1%	13.5%	13.9%
Preferred/total capital available to Arch	5.3%	6.0%	5.9%	6.1%	6.2%
Debt and preferred/total capital available to Arch	23.8%	19.2%	19.0%	19.5%	20.1%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch Capital, and fully and unconditionally guaranteed by Arch Capital.

(3)	Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch Capital.

(4)	Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$75,486	$—	$—	$—	$4,043,780
Shares repurchased	—	2,599,388	—	—	—	388,941,368
Average price per share repurchased	$—	$29.04	$—	$—	$—	$10.40

Remaining share repurchase authorization (1)						$924,514

(1)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2021.

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